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Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We have issued our report dated February 26, 1999, accompanying the financial statements of FutureTrak International, Inc. for the year ended December 31, 1998. We hereby consent to the incorporation by reference of said report in the Registration Statement of Celerity Systems Inc. on Form S-3 (File No. 333-81099), and to the use of our name as it appears under the caption "Experts."

                                                         /S/ Grant Thornton LLP
                                                         ----------------------
                                                                 Weston, Florida
                                                              September 27, 1999